UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2010

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 12, 2010, Monroe Bank & Trust (the “Bank”), the wholly owned commercial bank subsidiary of the Registrant, entered into a stipulation and consent to the issuance of a consent order (the “Consent Order”) with the Federal Deposit Insurance Corporation (“FDIC”) and the Office of Financial and Insurance Regulation of the state of Michigan (“OFIR”). The Consent Order was dated July 12, 2010 and becomes effective on July 22, 2010.

The Consent Order requires the following:

•
The Bank must increase its Tier 1 Leverage ratio to a minimum of 8.0 percent and its Total Risk Based Capital ratio to a minimum of 11 percent within 90 days of the effective date of the Consent Order.

•
The Bank must increase its Tier 1 Leverage ratio to a minimum of 9.0 percent and its Total Risk Based Capital ratio to a minimum of 12 percent within 180 days of the effective date of the Consent Order.

•	The Bank must charge off any loans classified as “Loss” in the Report of Examination (“ROE”) dated October 26, 2009. The Bank completed this prior to December 31, 2009.
•	The Bank may not extend additional credit to any borrower who has uncollected debt to the Bank that has been charged off or is classified as “Loss” in the ROE.
•
The Bank may not extend additional credit to any borrower who has uncollected debt to the Bank  that is classified as “Substandard” or “Doubtful” in the ROE without prior approval of the Bank’s board of directors.

•
The Bank is required to adopt a written plan to reduce the Bank’s risk position in each asset in excess of $1,000,000 which is more than 90 days delinquent or classified “Substandard” or “Doubtful” in the ROE.

•	The Bank may not declare or pay any dividend without the prior written consent of the Regional Director of the FDIC and the Chief Deputy Commissioner of OFIR.
•	Prior to the submission of all Reports of Condition and Income required by the FDIC, the Bank’s board must review the adequacy of the allowance for loan and lease losses.
•	Within 60 days of the effective date of the Consent Order, the Bank is to adopt a written profit plan and comprehensive budget for 2010 and 2011.
•	The Bank is required to provide its shareholder with a copy of the Consent Order. The Bank’s sole shareholder is the Registrant.
•	Within 30 days of the effective date of the Consent Order, the Bank’s board of directors shall have in place a program for monitoring compliance with the Consent Order.
•
While the Consent Order is in effect, the Bank shall furnish quarterly progress reports detailing the actions taken to secure compliance with the Consent Order and the results thereof to the FDIC and OFIR.

The Consent Order shall remain in effect until modified or terminated by the FDIC and the OFIR.

The foregoing description is a summary of the Consent Order itself, which is attached hereto as Exhibit 10.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Exhibit Description

10	Consent Order dated July 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: July 13, 2010	By:	/s/ H. Douglas Chaffin
H. Douglas Chaffin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10	Consent Order dated July 12, 2010.